UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2011 (May 3, 2011)

China Renewable Construction Materials Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54177	27-3828450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 E. Valley Blvd. #326
San Gabriel, CA	91776
(Address of principal executive offices)	(Zip Code)

(626) 589-6866
(Registrant’s telephone number, including area code)
Plato Star Acquisition Corp. 1
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e -4(c))

Item  5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Plato Star Acquisition Corp. 1 (the “Company”) changed its name from “Plato Star Acquisition Corp. 1” to “China Renewable Construction Materials Inc.” by filing a Certificate of Ownership and Merger with the Office of Secretary of State of Delaware on May 3, 2011. The Certificate of Ownership and Merger is attached hereto as Exhibit 3.1.  The name change was effected by merging China Renewable Construction Materials Inc., a wholly-owned subsidiary of the Company, with and into the Company, pursuant to which the Company survived but adopted the name of the subsidiary (the “Merger”).  The Merger and the resulting change of the Company’s name were approved by the unanimous written consent of the Company’s board of directors on May 3, 2011.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit Number	Description

3.1	Certificate of Ownership and Merger filed with the Office of Secretary of State of Delaware on May 3, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA RENEWABLE CONSTRUCTION MATERIALS INC.

Date: May 6, 2011	By:	/s/ Chi Wu
Chi Wu
President

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